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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2008 (September 28, 2008)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 E. Las Olas Boulevard, Suite 1730A, Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (954) 761-2200

                               Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 29, 2008, Butler Service Group, (“BSG”) and its affiliates, including Butler International, Inc., (“the Registrant”) entered into a Letter Agreement in connection with the Third Amended and Restated Credit Agreement (“Letter Agreement”) with General Electric Capital Corporation as Agent and Lender (“GECC”). The Letter Agreement provides, among other matters, that GECC will until October 17, 2008, or the date upon which a Forbearance Default (as defined) occurs, forbear from the exercise of any of its rights and remedies arising out of certain Events of Default (as defined).

The foregoing description of the Letter Agreement is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the Letter Agreement filed as Exhibit 10.1 hereto and incorporated herein in its entirety by this reference.

On September 29, 2008, BSG and its affiliates, including the Registrant entered into a Sixth Amendment to Second Lien Credit Agreement, (“Sixth Amendment”) with Monroe Capital Management Advisors, LLC, in its individual capacity and as agent for Garrison Funding 2008-1 Ltd., and MC Funding Ltd. (collectively, “Monroe”), dated September 28, 2008. The terms of the Sixth Amendment provide, among other matters, for an extension of the Interest Payment Date (as defined) on BSG’s existing LIBOR Loan from September 29, 2008 to January 2, 2009. An amendment fee of $100,000 will be paid upon termination of the Credit Agreement (as defined) in connection with the Sixth Amendment.

The foregoing description of the Sixth Amendment is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the Sixth Amendment filed as Exhibit 10.2 hereto and incorporated herein in its entirety by this reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The exhibits listed below are being furnished pursuant to Item 9.01.

Exhibit Number	Description
10.1	Letter Agreement, dated as of September 29, 2008, by and among BSG, certain of its affiliates, and GECC.
10.2	Sixth Amendment to Second Lien Credit Agreement dated as of September 28, 2008 and executed September 29, 2008, by and among BSG, certain of its affiliates and Monroe.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2008	BUTLER INTERNATIONAL, INC.

By:/s/ Mark Koscinski
Mark Koscinski
Chief Financial Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT LIST

Exhibit Number	Description
10.1	Letter Agreement, dated as of September 29, 2008, by and among BSG, certain of its affiliates, and GECC.
10.2	Sixth Amendment to Second Lien Credit Agreement, dated as of September 28, 2008 and executed September 29, 2008, by and among BSG, certain of its affiliates and Monroe.

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